UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2007
Alfacell Corporation
(Exact name of registrant as specified in its charter)
0-11088
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	22-2369085 (I.R.S. Employer Identification No.)
225 Belleville Avenue, Bloomfield, New Jersey 07003
(Address of principal executive offices, with zip code)
(973) 748-8082
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On June 5, 2007, Alfacell Corporation (the “Company”) will make a presentation to a group of investors, analysts and investment professionals in Chicago, Illinois. The Company’s slide presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this Report that is furnished under this Item 7.01.
Item 9.01 Exhibits.
(d) The following exhibit is filed herewith.

99.1	Copy of presentation materials of the Company disclosed on June 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION
Date: June 5, 2007	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Executive Vice President, Chief Financial Officer and Secretary